UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2016

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

This Current Report on Form 8-K/A is intended by the Federal Home Loan Bank of Pittsburgh ("Bank") to amend the Current Report on Form 8-K filed on November 14, 2016 in order to add information about the standing Committees of the Bank’s Board of Directors ("Board") on which the newly elected and re-elected Directors shall serve in 2017.

On December 15, 2016 the Board approved:

1) Mr. James R. Biery, Director, DNB First, National Association to serve on the Governance & Public Policy and Operational Risk Committees;

2) Mr. Patrick A. Bond, Founding General Partner, Mountaineer Capital, LP as Board Chair to serve as Chair of the Executive Committee, to serve on the Enterprise Risk Management Committee and serves as a non voting ex officio member of each other Board Committee;

3) Mr. Brian A. Hudson, Executive Director and Chief Executive Officer, Pennsylvania Housing Finance Agency to serve on the Finance Committee and as Chair of the Audit Committee; and

4) Mr. Brendan J. McGill, President and Chief Operating Officer, Harleysville Savings Bank, to serve on the Affordable Housing, Products & Services and Human Resources & Office of Minority and Women Inclusion (OMWI) Committees.

In addition, the Board approved the following Committee assignments for 2017 for both the newly elected and all other directors. Following these approvals, for 2017, the composition of each Committee of the Board of Directors is as follows:

AUDIT
Mr. Brian A. Hudson, Chair
Mr. Glenn R. Brooks, Vice Chair
Reverend Luis A. Cortés
Ms. Lynda A. Messick
Mr. James R. Reske

AFFORDABLE HOUSING, PRODUCTS & SERVICES
Reverend Luis A. Cortés, Chair
Mr. William C. Marsh, Vice Chair
Ms. Pamela C. Asbury
Mr. Glenn R. Brooks
Mr. Brendan J. McGill

ENTERPRISE RISK MANAGEMENT
Mr. John K. Darr, Chair
Mr. William C. Marsh, Vice Chair
This is a committee of the whole Board of Directors.

FINANCE
Ms. Charlotte B. McLaughlin, Chair
Mr. Gerald P. Plush, Vice Chair
Mr. Brian A. Hudson
Mr. Charles J. Nugent
Mr. James R. Reske

GOVERNANCE & PUBLIC POLICY
Ms. Lynda A. Messick, Chair
Mr. Bradford E. Ritchie, Vice Chair
Mr. James R. Biery
Ms. Pamela H. Godwin
Mr. Thomas H. Murphy

HUMAN RESOURCES & OMWI
Ms. Pamela H. Godwin, Chair
Ms. Charlotte B. McLaughlin, Vice Chair
Mr. Brendan J. McGill
Mr. Gerald P. Plush
Mr. Bradford E. Ritchie

OPERATIONAL RISK
Mr. Charles J. Nugent, Chair
Ms. Pamela C. Asbury, Vice Chair
Mr. James R. Biery
Mr. William C. Marsh
Mr. Thomas H. Murphy

EXECUTIVE COMMITTEE
Mr. Patrick A. Bond, Chair
Mr. John K. Darr, Vice Chair
Reverend Luis A. Cortés
Ms. Pamela H. Godwin
Mr. Brian A. Hudson
Ms. Charlotte B. McLaughlin
Ms. Lynda A. Messick
Mr. Charles J. Nugent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

December 19, 2016	By:	/s/ Dana A. Yealy

Name: Dana A. Yealy
Title: Managing Director, General Counsel and Corporate Secretary